i2 Telecom International, Inc.


                            THE PRIVATE PLACEMENT OF
                               UP TO $1,000,000 OF
                         i2 TELECOM INTERNATIONAL, INC.
                                   CONSISTING
                                       OF
                                            COMMON STOCK
                                       AND
                   WARRANTS TO PURCHASE SHARES OF COMMON STOCK



                              SUBSCRIPTION BOOKLET





















No.____________________

Name _________________

                            SUBSCRIPTION INSTRUCTIONS
                             (Please Read Carefully)

THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, OR TO ALLOT TO ANY PROSPECTIVE PURCHASER FEWER THAN THE NUMBER OF UNITS SUBSCRIBED FOR BY SUCH PURCHASER. ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MUST NOT BE RELIED UPON.

1. This Subscription Booklet contains all of the materials necessary for you to purchase the Securities. Each Subscription Booklet contains:

          (1) an appropriate Questionnaire (Corporation, Partnership or Individual) designed to enable you to demonstrate that you meet the minimum legal requirements under Federal and State securities laws to purchase the Securities; and

          (2) a Signature Page for the appropriate Questionnaire and the Subscription Agreement containing representations relating to your subscription.

2. After reading the Subscription Agreement, please fill in all applicable information. You must complete and sign ALL of the documents.

         This includes: (1) initialing and signing the applicable Questionnaire; and (2) signing the Signature
Page.

3. Payment for the Units must be made by (i) check payable to "i2 Telecom International, Inc.," forwarded together with the completed subscription documents to i2 Telecom International, Inc. at the address set forth below or (ii) by wire transfer pursuant to the following wire instructions:

                           Bank Name:                Wachovia Bank

                           Account Name:    i2 Telecom International, Inc.
                           Account No.:              9985960198
                           ABA Routing #:   063000021

4. Send all completed documents, together with the requisite payment (if payment is made by check), to i2 Telecom International, Inc. at the following address:

                                    i2 Telecom International, Inc.
                                    5070 Old Ellis Pointe, Suite 110
                                    Roswell, GA 30076
                                    Attn: Paul R. Arena
         Checks Payable to:         i2 Telecom International, Inc.

PLEASE PRINT IN INK OR TYPE ALL INFORMATION. FAILURE TO COMPLY WITH THE ABOVE INSTRUCTIONS WILL CONSTITUTE AN INVALID SUBSCRIPTION, WHICH, IF NOT CORRECTED, WILL RESULT IN THE REJECTION OF YOUR SUBSCRIPTION REQUEST. EVEN IF CORRECTED, THE DELAY MAY RESULT IN (1) THE ACCEPTANCE OF PURCHASERS WHOSE SUBSCRIPTION BOOKLETS WERE INITIALLY RECEIVED BY THE COMPANY AFTER YOURS OR (2) THE OFFERING BEING CLOSED WITHOUT YOUR SUBSCRIPTION REQUEST BEING CONSIDERED BY THE COMPANY.

                  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                         i2 Telecom International, Inc.

                             SUBSCRIPTION AGREEMENT



i2 Telecom International, Inc.
5070 Old Ellis Pointe, Suite 110
Roswell, GA 30076

Ladies and Gentlemen:

                  1. Subscription and Description of Securities. The undersigned (the "Subscriber"), subject to the terms and conditions described in this Subscription Agreement (this "Subscription Agreement"), hereby irrevocably subscribes for and agrees to purchase from i2 Telecom International, Inc., a Washington corporation ("i2Telecom " or the "Company"), a number of Common Shares of the Company's securities (the "Units" or "Securities"), indicated on the signature page hereof, at a price of $0.07 per share, and hereby tenders this Subscription Agreement, together with a check or wire transfer in the full amount of the purchase price of the Common Stock and Warrants being subscribed for hereby payable to the Company.

For up to $1,000,000, the investors shall receive their pro-rata interest in 14,285,714 shares of i2Telecom's Common Stock, zero par value per share (the "Common Stock") and a warrant to purchase up to 14,285,714 shares of Common Stock exercisable over a 3-year period, at an exercise price per share equal to
(i) $0.07 from the date of issuance of the Warrant (the "Issue Date") until the date which is thirty-six months thereafter. There may be one or more financial closings at the discretion of the Company.

The Company's shares of common stock shall be trading at or above $0.10 per share (the "Performance Price") as quoted by the Over-the-Counter Bulletin Board by the date the registration statement covering the Securities becomes effective (the "Effective Date") pursuant to the Registration Rights Agreement entered into between Subscriber and the Company in connection with this Subscription Agreement. If the Company's shares of common stock are not trading at or above the Performance Price on the Effective Date, the Company shall be obligated to issue an additional 4,285,716 shares of restricted common stock in the aggregate to the Subscriber on a pro rata basis with such additional shares having piggy-back registration rights.

The Subscriber agrees that this subscription shall be irrevocable and shall survive the death or disability of the Subscriber. The Subscriber understands that if this subscription is not accepted, in whole or in part, or the offering is terminated pursuant to its terms or by the Company, all unaccepted funds will be returned by the Company to the Subscriber, without interest, penalty, expense or deduction.

IN MAKING AN INVESTMENT DECISION A SUBSCRIBER MUST RELY ON SUCH SUBSCRIBER'S OWN EXAMINATION OF THE COMPANY, INCLUDING, BUT NOT LIMITED TO, ITS RECENT ORGANIZATION, ABSENCE OF OPERATING HISTORY, PROPOSED BUSINESS, PROSPECTS, MANAGEMENT, LACK OF FINANCIAL RESOURCES AS WELL AS THE TERMS OF THE OFFERING. THE SECURITIES ARE SPECULATIVE IN NATURE AND THE PURCHASE OF ANY OF THE SECURITIES INVOLVES A HIGH

DEGREE OF RISK. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, NONE OF THE FOREGOING AUTHORITIES HAS CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY INFORMATION FURNISHED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  2. Acceptance of Subscription. The Subscriber acknowledges and agrees that the Company has the right to accept or reject this subscription, in whole or in part, in its sole and absolute discretion, notwithstanding prior receipt by the undersigned of notice of acceptance of this subscription, and that this subscription shall be deemed to be accepted by the Company only when it is signed on its behalf by an authorized officer of the Company and a fully executed copy thereof is delivered to the Subscriber. This Subscription Agreement either will be accepted or rejected, in whole or in part, as promptly as practicable after receipt. Upon rejection of the subscription hereunder in whole for any reason, all items received with this Subscription Agreement shall be returned to the Subscriber without deduction for any fee, commission or expense, and without accrued interest with respect to any money received, and this Subscription Agreement shall be deemed to be null and void and of no further force or effect. If the subscription hereunder is rejected in part for any reason, the funds for such rejected portion of this subscription will be returned by the Company to the Subscriber without deduction for any fee, commission or expense, and without accrued interest with respect to such returned funds, and this Subscription Agreement shall continue in force and effect to the extent the subscription hereunder was accepted.

                  3. Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents warrants and acknowledges to and covenants with the Company as follows:

                  3.1      Subscriber Information.

                           (a) "Accredited Investor". The Subscriber has
completed accurately the Subscriber Questionnaire attached hereto as Annex A and meets the requirements of at least one of the suitability standards for an "accredited investor" as defined therein.

                           (b) Liquidity. The Subscriber has adequate means of
providing for the Subscriber's current needs and personal contingencies and has no need, and has no reason to anticipate any need, for liquidity in this investment.

                           (c) Financially Experienced. The Subscriber has
sufficient knowledge and experience in financial and business matters so as to enable the Subscriber to utilize the information made available to the Subscriber in connection with the offering of the Securities to evaluate the merits and risks of an investment in the Company, or the Subscriber has employed the services of an investment advisor, attorney or accountant to read any documents and this Subscription Agreement made available to the Subscriber by the Company in connection with the offering of the Securities (the "Offering Documents") and any other documents furnished or made available by the Company to the Subscriber concerning the investment in the Company and to evaluate the merits and risks of such an investment on the Subscriber's behalf.

                           (d) Capacity. The Subscriber: (i) if a natural
person, represents that the Subscriber is at least 21 years of age and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is validly existing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof, this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity.
                  3.2      Nature of Investment.

                           (a) Examination of Materials. The Subscriber has
examined the Offering Documents.

                           (b) No SEC Registration. The Subscriber has been
advised that this offering has not been registered with, or reviewed by, the Securities and Exchange Commission ("SEC") because this offering is intended to be a non-public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 of Regulation D promulgated thereunder.
                           (c) Restrictions on Transfer. The Subscriber
understands and agrees that the sale, pledge, hypothecation or transfer (for the purposes of this Subscription Agreement, collectively, "transfer") of the Securities is subject to the provisions of the Securities Act restricting transfers, unless they are registered under the Securities Act and applicable state securities laws or are exempt from the registration requirement thereof. Legends shall be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books.

                           (d) Investment Intention. The Subscriber's investment
in the Securities is being purchased for the Subscriber's own account, for investment purposes only and not with a view of distribution or resale to others.
                           (e) No State Review. The Subscriber understands that
no securities administrator of any state has made any finding or determination relating to the fairness of this offering and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, this offering.

                  3.3      Reliance.
                           --------

                           (a) Limited to Facts and Terms. The Company has made
available to the Subscriber the opportunity to ask questions of, and receive answers from the Company with respect to the activities of the Company as described in the Offering Documents, and otherwise to obtain any additional information, to the extent that the Company possesses the information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Offering Documents. The Subscriber (or Subscriber's representative, if any) is entering into this Subscription Agreement relying solely on the facts and terms set forth in the Offering Documents or as contained in documents or answers to questions so furnished to the Subscriber, and neither the Company nor its representatives has made any other representations or provided any other information of any kind or nature, whether written or verbal, to induce the Subscriber to enter into this Subscription Agreement or in connection with the Subscriber's investment in the Securities.
                           (b) Acknowledgment of Certain Risks. The Subscriber
understands and has evaluated the merits and risks of an investment in the Company and the purchase of the Securities. The Subscriber acknowledges that (i) the purchase of the Securities is a speculative investment and involves a high degree of risk; (ii) no federal or state agency has made any finding of determination as to the fairness of such investment or any recommendation or endorsement of it; (iii) there is not and will not be in the foreseeable future a market for the sale of the Securities by the Subscriber, (iv) the operations of the Company are dependent on the Company's ability to secure additional financing, and there are no existing arrangements with respect to such financing.
                           (c) Reliance On Own Advisors. The Subscriber has
relied solely upon the advice of his own tax and legal advisors with respect to the tax and other legal aspects of this investment.

                  3.4 No General Solicitation. The Subscriber acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by the Subscriber and that no public solicitation or advertisement with respect to the offering of an investment interest in the Company has been made to the Subscriber.

                  3.5      Only For ERISA Plans.

                           (a) Investment Objectives. If the Subscriber is a
fiduciary of an Employee Retirement Income Security Act of 1974 ("ERISA") plan executing this Subscription Agreement, such Subscriber has been informed of and understands the Company's objectives, policies and strategies, that the decision to invest "plan assets" (as that term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.

                  The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and the other Offering Documents to the Company and shall survive that delivery. If, in any respect, those representations and warranties shall not be true and accurate prior to delivery of the payment pursuant to Section 1 of this

Subscription Agreement, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor.

                  4. Representations, Warranties and Covenants of the Company. The Company hereby represents warrants and acknowledges to and covenants with the Subscriber as follows:

                           (a) The Company is a corporation duly organized,
validly existing and in good standing under the laws of the State of Washington, is duly qualified and in good standing under the laws of any foreign jurisdiction where the failure to be so qualified would have a material adverse effect on its ability to perform its obligations under the Offering Documents and it has full corporate power and authority to enter into this Agreement to carry out the provisions hereof and thereof.

                           (b) The issuance, execution and delivery of this
Agreement has been duly authorized by all necessary corporate action on the part of the Company and such Agreement constitutes the valid and legally binding obligations of the Company, enforceable against it in accordance with the terms hereof or thereof, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights, by general principles of equity and by limitations on the availability of equitable remedies.
                           (c) Neither the execution and delivery of this
Agreement by the Company, nor compliance by the Company with the provisions hereof, violates any provision of its Certificate of Incorporation or By-Laws, as amended, or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or will result in any breach of the terms of or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any agreement or instrument to which the Company is a party or by which it or any of its properties is bound.
                           (d) No authorization, consent, approval, license or
exemption of, and no registration, qualification, designation or filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign is or was necessary to (a) the valid execution and delivery by the Company of this Agreement and all other instruments, documents and agreements contemplated hereby or (b) the consummation of the transactions contemplated hereby.
                           (e) There are no claims, actions, disputes, suits,
investigations or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any of the properties or assets of the Company, by or before any court, administrative agency or other governmental authority or any arbitrator which could prevent performance or enforcement of the transactions contemplated hereby or have an adverse effect on the business, assets or condition of the Company.

                           (f) The Company represents that each of the
documents, instruments, agreements and other supplemental information provided to the Subscriber by the Company or its agents in connection with this subscription, did not and will not include any untrue statement of a material fact or did not and will not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  5. Indemnification. (a) The Subscriber hereby agrees to indemnify and hold harmless the Company, its officers, directors, controlling persons, agents, advisors, representatives and employees, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including reasonable attorneys' fees and expenses) or liabilities due to or arising out of a breach of any representation, warranty, covenant or acknowledgements made by the Subscriber herein.

                           (b) The Company hereby agrees to indemnify and hold
harmless the Subscriber and, if applicable, its officers, directors, controlling persons, agents, advisors, representatives and employees, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including reasonable attorneys' fees and expenses) or liabilities due to or arising out of a breach of any representation, warranty, covenant or acknowledgements made by the Company herein.
                  All representations, warranties, covenants and acknowledgements contained in this Subscription Agreement and in the Subscriber Questionnaire and the indemnification contained in this paragraph 5 shall survive the acceptance of this subscription.

                  6. Registration Rights. The Company agrees to register the Subscriber's shares of Common Stock purchased hereunder, as well as any shares of Common Stock acquired by the Subscriber upon the exercise of the Warrants included in the Units purchased hereunder, under the Securities Act for resale by the Subscriber pursuant to a registration statement which will be filed by the Company within six months from the date of Closing with the SEC in connection.

                  7. Modification. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                  8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered to, or if mailed by registered or certified mail, return receipt requested, five (5) days after mailing:

                           (a) if to the Subscriber, the address set forth on
the signature page of this
Subscription Agreement; or

                           (b) if to the Company, the address set forth on the
first page of this Subscription Agreement; or

                           (c) to such other address as the Subscriber or the
Company may hereafter have advised the other.

                  9. Successors and Assigns. Except as otherwise specifically provided in this Subscription Agreement, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their transferees, including without limitation, their legal representatives, heirs, administrators, executors, successors and permitted assigns.

                  10. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein or as are embodied in the Offering Documents.

                  11. Governing Law. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA WITHOUT REFERENCE TO THE CONFLICT OR CHOICE OF LAWS PROVISIONS THEREOF.

                  12. Construction. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or the neuter gender shall include the masculine, the feminine and the neuter. The term "include" and its forms shall be construed as if followed by the phrase "without limitation."

                  13. Captions. Captions contained in this Subscription Agreement are inserted only as a matter of convenience and shall in no way define, limit or extend the scope or intent of this Subscription Agreement or any provision hereof or in any way affect the construction or interpretation hereof.

                  14. Severability. If any provision of this Subscription Agreement, or the application of such provision to any person, entity or circumstance, shall be held invalid, the remainder of this Subscription Agreement, or the application of such provision to persons, entities or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  15. Blue Sky Qualification. The Subscriber's right to purchase the Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the relevant jurisdiction.

                  16. Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.



               [The remainder of this page has been intentionally left blank]

                  IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of the ____ day of December, 2006.

No. of Shares Subscribed for: ________________________*

Total Subscription Paid: $________________________



                                                  ------------------------------
                                                     (Signature of Subscriber)


                                                  ------------------------------
                                                     (Name Typed or Printed)


Subscriber Representative                         ______________________________
(if any):                                            Title and Name of Entity
                                                     (if applicable)


-------------------------                        ------------------------------
(Name Typed or Printed)                             (Signature of Co-Subscriber)


                                                   -----------------------------
                                                     (Name Typed or Printed)


                                                   ----------------------------
                                                     Title and Name of Entity
                                                     (if applicable)

Type of Ownership:
(Check all appropriate spaces)


____     Individual                         ____     As Custodian for

____     Joint tenants with
         rights of survivorship             ______________________________
                                            under the Uniform Gifts to Minors
                                            Act of the State of __________
____     Tenants in common

____     Tenants by the entirety            ____    Corporation

____     Keogh                              ____    Company

____     Community Property                 ____    Trust/Estate/Pension or
                                                    Profit Sharing Plan Date
                                                    Opened: -----------
____     IRA

____     Others (specify) ____________________________________


----------------------------        -----------------------------
Residence or Entity                         Mailing Address
Address                             (if different from proceeding)

---------------------------         -----------------------------
City, State and Zip Code            City, State and Zip Code


---------------------------         ----------------          ----------------
Social Security or Federal          Telephone Number          Facsimile Number
Tax Identification Number
of Subscriber

--------------------------------
Social Security Number for Joint Party

                     Agreed and Accepted as of the ____ day of ___________, 2006

                                    i2 Telecom International, Inc.


                                    By ___________________________
                                         Name:
                                         Title:

                                                                         Annex A

                            SUBSCRIBER QUESTIONNAIRE


THE FOLLOWING MUST BE COMPLETED BY ALL SUBSCRIBERS WHO ARE NATURAL PERSONS


ITEM 1.  ALL SUBSCRIBERS MUST INITIAL THE FOLLOWING:
         ------------------------------------------

___ I understand that the representations contained in this Subscriber Questionnaire qualifying or disqualifying me as an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), are made for the purpose of inducing a sale of securities to me. I understand and acknowledge that i2 Telecom International, Inc. (the "Company") will rely upon such representations. I hereby represent that the statement or statements initialed below are true and correct in all respects, and I will notify the Company immediately of any material change in any of the information contained in such statement or statements. I understand that any false representations may constitute a violation of law and that any company or person who suffers damage as a result of such false representations may have a claim against me for damages.

ITEM 2. A SUBSCRIBER SHOULD INITIAL ANY OF THE FOLLOWING STATEMENTS THAT APPLY TO THEM:
         -----------------------------------------------------------------------

___ A. I certify that I am an accredited investor because I am a natural person and I have a net worth, or my spouse and I have a combined net worth, in excess of $1,000,000. For purposes of this Subscriber Questionnaire, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

___ B. I certify that I am an accredited investor because I had individual annual income in excess of $200,000 or joint annual income with my spouse in excess of $300,000, in each of the two most recent years and I reasonably expect to have an individual annual income in excess of $200,000, or joint annual income with my spouse in excess of $300,000, for the current year. For purposes of this Subscriber Questionnaire, "income" means adjusted gross income, as reported for Federal income tax purposes, increased by the following amounts: (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership and deducted in arriving at adjusted gross income, (iii) any deduction claim for depletion, (iv) deductible amounts contributed to an IRA or Keogh retirement plan and
         (v) alimony paid.

THE FOLLOWING MUST BE COMPLETED BY ALL SUBSCRIBERS WHICH ARE NOT NATURAL PERSONS

ITEM 1.  ALL SUBSCRIBERS MUST INITIAL THE FOLLOWING:
         ------------------------------------------

___ The undersigned understands that the representations contained in this Subscriber Questionnaire qualifying or disqualifying it as an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), are made for the purpose of inducing a sale of securities to the undersigned. The undersigned understands and acknowledges that the Company will rely upon such representations. The undersigned hereby represents that the statement or statements initialed below are true and correct in all respect, and the undersigned will notify the Company immediately of any material change in any of the information contained in such statement or statements. The undersigned understands that any false representations may constitute a violation of law and that any company or person who suffers damages as a result of such false representations may have a claim against it for damages.

ITEM 2. A SUBSCRIBER SHOULD INITIAL ANY OF THE FOLLOWING STATEMENTS THAT APPLY TO IT:
         ----------------------------------------------------------------------

___ (a) The undersigned certifies that it is an accredited investor because it is either (i) a bank as defined in Section 3(a)(2) of the Act, or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, (iii) an insurance company as defined in Section 2(13) of the Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or a business development company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of the Investment Company Act,
         (v) a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended, (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000, or (vii) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

___ (b) The undersigned certifies that it is an accredited investor because it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

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


___ (c) The undersigned certifies that it is an accredited investor because it is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Company's securities, with total assets in excess of $5,000,000.

___ (d) The undersigned certifies that it is an accredited investor because it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Company's securities, whose purchases of securities are directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company.

___ (e) The undersigned certifies that it is an accredited investor because it is an entity in which all of the equity owners are accredited investors described in paragraphs (a) - (d) above. Each such equity owner must also properly complete and submit a Subscriber Questionnaire as if such equity owner was a shareholder. Such additional Questionnaires are available upon request from the Company.


         IN WITNESS WHEREOF, I have executed this Subscriber Questionnaire this ___ day of _____________, 2006, and declare that it is truthful and correct to the best of my knowledge.




                                                   By:__________________________
                                                                   Name:





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